Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Text Block]

Note 14—Subsequent Events

Palm Lakes Plaza—Margate, FL

On January 30, 2013, a retail property located in Margate, Florida was sold by the Account’s Florida Retail Portfolio joint venture investment, in which the Account holds an 80% ownership interest. The Account’s portion of the net sales price was $11.8 million.

1 & 7 Westferry Circus—London, England

On February 28, 2013 the Account sold an office property located in London, England for a net sales price of $193.1 million at which time the Account settled its outstanding obligations for the investment in the amount of $193.1 million.

Phoenix Apartment Portfolio—Chandler, AZ

On February 28, 2013 the Account sold a multi-family property investment located in Chandler, Arizona for a net sales price of $33.3 million.

Marketable Securities

During March 2013, the Account purchased $150.5 million of real estate-related securities.

Development

In January 2013, the Account executed a lease with the American subsidiary of a major global energy company for a new build-to-suit office building in Houston that is expected to be completed in 2015. The Account is currently estimating the approximate cost to develop the new office building to be $196.4 million.